UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — May 20, 2020

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of Class A, Class B and Class C shareholders (collectively, the “Shareholders”) of Plains GP Holdings, L.P. (“PAGP” or the “Partnership”) was held on May 20, 2020.  At the annual meeting, the Shareholders considered, voted on and approved each of the following matters: (i) the election of two Class I directors to serve on the board of directors of PAA GP Holdings LLC until the 2023 annual meeting; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and Plains All American Pipeline, L.P.’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (iii) the approval, on a non-binding advisory basis, of our named executive officer compensation.

All matters presented at the PAGP annual meeting were approved; the voting results for each matter were as follows (note, for Items 1 and 3 below, which are considered non-routine matters, broker non-votes are not considered votes cast and have no impact on the outcome):

1.	The election of two Class I directors to serve on the board of directors of PAA GP Holdings LLC until the 2023 annual meeting.

Nominees	For	Withheld	Broker Non-Votes
1. Alexandra Pruner	541,647,499	16,714,356	135,989,093
2. Lawrence Ziemba	546,465,302	11,896,553	135,989,093

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and Plains All American Pipeline, L.P.’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstained	Broker Non-Votes
662,665,162	29,478,237	2,207,549	-0-

3.	The approval, on a non-binding advisory basis, of our named executive officer compensation.

For	Against	Abstained	Broker Non-Votes
322,220,368	228,010,658	8,130,829	135,989,093

Item 8.01	Other Events.

On May 21, 2020, the board of directors of Plains GP Holdings LLC approved the following changes to the composition of its committees:

•	Audit Committee – The appointment of Lawrence Ziemba to serve as a member of the Audit Committee, replacing Taft Symonds whose term expired on May 20, 2020. Effective May 21, 2020, the Audit Committee consists of Victor Burk (Chairman), Alexandra Pruner and Lawrence Ziemba.
•	Governance Committee – The appointment of Alexandra Pruner to serve as a member of the Governance Committee, replacing Taft Symonds whose term expired on May 20, 2020. Effective May 21, 2020, the Governance Committee consists of Bobby Shackouls (Chairman), Gary Petersen and Alexandra Pruner.
•	Compensation Committee – The rotation of the Compensation Committee chair role from Robert Sinnott to John Raymond, with Robert Sinnott continuing to serve as a Director and member of the Compensation Committee. Effective May 21, 2020, the Compensation Committee consists of John Raymond (Chairman), Gary Petersen and Robert Sinnott.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: May 27, 2020	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

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